AMENDMENT NO. 5 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of March 3, 2005, is entered into by and among THE SHAW GROUP INC., a Louisiana corporation (the “Borrower”), the Subsidiaries of the Borrower listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively, the “Guarantors”), the banks and other financial institutions listed on the signature pages hereto under the caption “Lenders” (together with each other Person who becomes a Lender, collectively, the “Lenders”), and BNP PARIBAS, individually as a Lender and as administrative agent for the other Lenders (in such capacity together with any other Person who becomes the agent, the “Agent”).

INTRODUCTION

WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of March 17, 2003, as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of May 16, 2003, Amendment No. 2 dated as of October 24, 2003, Amendment No. 3 dated as of January 30, 2004 and Amendment No. 4 dated as of October 8, 2004 (“Credit Agreement”); and

WHEREAS, the Borrower has requested that the Agent and the Lenders extend the Facility Termination Date from March 17, 2006 to September 17, 2006.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

AGREEMENT

Section 1.1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

Section 1.2. Amendments to Article I. The definition of “Facility Termination Date” in Article I of the Credit Agreement is hereby amended by replacing “March 17, 2006” with “September 17, 2006”.

ARTICLE II

EFFECTIVENESS

Section 2.1. Closing Documents. This Agreement shall be deemed effective when this Agreement has been executed by the Borrower, the Guarantors and all of the Lenders.

Section 2.2. Amendment Fees. Once this Amendment is effective, the Borrower shall pay to the Agent for the benefit of each Lender an amendment fee (the “Amendment Fees”) in an amount equal to 0.20% of such Lender’s Revolving Credit Commitment. The Amendment Fees shall be payable in immediately available Dollars on the date hereof. Once paid, the Amendment Fees shall not be refundable.

ARTICLE III

MISCELLANEOUS; RATIFICATION

Section 3.1. Representations True; No Default.

(a) The Borrower and the Guarantors represent and warrant that this Agreement has been duly authorized, executed and delivered on their behalf and the Credit Agreement as amended hereby, together with each other Loan Documents to which the Borrower and each of the Guarantors is a party, constitute valid and legally binding agreements of the Borrower and the Guarantors, enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium or other similar law relating to creditors’ rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

(b) The Borrower represents and warrants that the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date;

(c) The Guarantors represent and warrant that the representations and warranties of the Guarantors contained in the Guaranty are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

(d) The Borrower and the Guarantors represent and warrant that after giving effect to this Agreement, there has not occurred and is not continuing a Default or an event that with the passage of time would constitute a Default.

Section 3.2. Ratification and Extension of Liens. The Credit Agreement, the Notes and all other Loan Documents executed in connection therewith to which the Borrower or any Guarantor is a party shall remain in full force and effect, and all rights and powers created thereby or thereunder and under the other Loan Documents to which the Borrower or any Guarantor is a party are in all respects ratified and confirmed. All liens created by any Loan Document are hereby regranted by the Borrower and the Guarantors to the Lenders as security for the Obligations. The Borrower and the Guarantors agree that the obligations of the Borrower and the Guarantors under the Credit Agreement, the Notes and the other Loan Documents to which the Borrower or any Guarantor is a party are hereby reaffirmed, renewed and extended.

Section 3.3. Additional Information. The Borrower and the Guarantors shall furnish to the Agent all such other documents, consents and information relating to the Borrower and the Guarantors as the Agent may reasonably require to accomplish the purposes hereof.

Section 3.4. Miscellaneous Provisions.

(a) From and after the execution and delivery of this Agreement, the Credit Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Credit Agreement and all other Loan Documents shall continue in full force and effect.

(b) The Credit Agreement and this Agreement shall be read and construed as one and the same instrument.

(c) Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement, as amended by this Agreement.

(d) This Agreement may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(e) The headings herein shall be accorded no significance in interpreting this Agreement.

(f) Each Guarantor hereby acknowledges that its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by the Guarantors under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty).

Section 3.5 Binding Effect. Once executed by the Borrower, the Guarantors and the Required Lenders, this Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, Lenders, Agents and the successors and assigns of the Agents and Lenders. The Borrower and the Guarantors shall not have the right to assign its rights hereunder or any interest herein.

Section 3.6. Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. WITHOUT LIMITATION OF THE FOREGOING, NOTHING IN THIS AGREEMENT, OR IN THE NOTES OR IN ANY OTHER LOAN DOCUMENT SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH ANY LENDER MAY HAVE UNDER APPLICABLE FEDERAL LEGISLATION RELATING TO THE AMOUNT OF INTEREST WHICH SUCH LENDER MAY CONTRACT FOR, TAKE, RECEIVE OR CHARGE IN RESPECT OF THE LOAN AND THE LOAN DOCUMENTS, INCLUDING ANY RIGHT TO TAKE, RECEIVE, RESERVE AND CHARGE INTEREST AT THE RATE ALLOWED BY THE LAW OF THE STATE WHERE ANY LENDER IS LOCATED.

[Signature pages follow.]

IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders and the Agent have executed this Agreement as of the date first above written.

THE SHAW GROUP INC.

By:

Robert L. Belk
Executive Vice President and

Chief Financial Officer

GUARANTORS:

WHIPPANY VENTURE I, L.L.C

By:
Name:
Title:

SHAW CONSTRUCTORS, INC.

By:
Name:
Title:

EDS EQUIPMENT COMPANY LLC
EDS PUERTO RICO, INC.
SHAW BEALE HOUSING, L.L.C.
SHAW CENTCOM SERVICES, LLC
SHAW ENERGY DELIVERY SERVICES, INC.
SHAW GLOBAL, L.L.C.
SHAW HANSCOM HOUSING, L.L.C.
SHAW INTERNATIONAL, LTD.
SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC.
SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC.

SHAW LIQUID SOLUTIONS LLC SHAW MEXICO, L.L.C. SHAW POWERGEN, L.L.C. SHAW ROBOTIC ENVIRONMENTAL SERVICES, L.L.C. SHAW STONE & WEBSTER PUERTO RICO,	INC.

SHAW WASTE SOLUTIONS LLC
STONE & WEBSTER MICHIGAN, INC.

By:
Gary P. Graphia
Secretary

SHAW LITTLE ROCK HOUSING, L.L.C.

by its sole member,
SHAW INFRASTRUCTURE, INC.

By:
Gary P. Graphia
Secretary
SO-GLEN GAS CO., LLC

by its sole member,
EMCON/OWT, Inc.

By:
Robert L. Belk
Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer

EMCON/OWT, INC.

By:
Robert L. Belk
Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer

AMERICAN PLASTIC PIPE AND

SUPPLY, L.L.C.

LFG SPECIALTIES, L.L.C.
SHAW ENVIRONMENTAL &

INFRASTRUCTURE, INC.

SHAW FACILITIES, INC.
SHAW INFRASTRUCTURE, INC.
SHAW PROPERTY HOLDINGS, INC.
STONE & WEBSTER – IT RUSSIA MANAGEMENT CONSULTANTS, INC.

By:
Robert L. Belk
Executive Vice President and Treasurer

STONE & WEBSTER – JSC MANAGEMENT CONSULTANTS, INC.

By:
Robert L. Belk
Senior Vice President and Treasurer

SHAW BENECO, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.

By:
Robert L. Belk
Executive Vice President

POWER TECHNOLOGIES, INC.

By:
Robert L. Belk
Vice President and Assistant Treasurer

S C WOODS, L.L.C.

by its sole member,
Stone & Webster, Inc.

By:
Robert L. Belk

Vice President and Treasurer

B.F. SHAW, INC.
C.B.P. ENGINEERING CORP.
FIELD SERVICES, INC.
PROSPECT INDUSTRIES (HOLDINGS) INC.
SHAW A/DE, INC.
SHAW ALLOY PIPING PRODUCTS, INC.
SHAW CAPITAL, INC.
SHAW CONNEX, INC.
SHAW ENVIRONMENTAL, INC.
SHAW FABRICATORS, INC.
SHAW FCI, INC.
SHAW FVF, INC.
SHAW GLOBAL ENERGY SERVICES, INC.
SHAW GRP OF CALIFORNIA
SHAW HEAT, INC.
SHAW INDUSTRIAL SUPPLY CO., INC.
SHAW INTELLECTUAL PROPERTY

HOLDINGS, INC.

SHAW INTERNATIONAL, INC.
SHAW JV HOLDINGS, L.L.C.
SHAW MAINTENANCE, INC.

By:
Robert L. Belk
Vice President and Treasurer

STONE & WEBSTER SERVICES, L.L.C.
STONE & WEBSTER, INC.
SWINC ACQUISITION FIVE, L.L.C.

By:
Robert L. Belk
Vice President and Treasurer

PIKE PROPERTIES I, INC.
PIKE PROPERTIES II, INC.

By:
Robert L. Belk
Vice President

SHAW MANAGED SERVICES, INC.
SHAW MANAGEMENT SERVICES
ONE, INC.
SHAW NAPTECH, INC.
SHAW PIPE SHIELDS, INC.
SHAW PIPE SUPPORTS, INC.
SHAW POWER SERVICES GROUP, L.L.C.
SHAW POWER SERVICES, INC.
SHAW PROCESS AND INDUSTRIAL
GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW SERVICES, L.L.C.
SHAW SSS FABRICATORS, INC.
SHAW SUNLAND FABRICATORS, INC.
SHAW WORD INDUSTRIES
FABRICATORS, INC.
STONE & WEBSTER ASIA, INC.
STONE & WEBSTER HOLDING ONE, INC.
STONE & WEBSTER HOLDING TWO, INC.
STONE & WEBSTER INTERNATIONAL
HOLDINGS, INC.

STONE & WEBSTER INTERNATIONAL, INC.
STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.
STONE & WEBSTER MASSACHUSETTS, INC.
STONE & WEBSTER PROCESS

TECHNOLOGY, INC.

By:
Robert L. Belk
Vice President and Treasurer

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.
STONE & WEBSTER CONSTRUCTION, INC.

By:
Robert L. Belk
President

ARLINGTON AVENUE E VENTURE, LLC

by its sole member,
LandBank Properties, L.L.C.

By:
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

CAMDEN ROAD VENTURE, LLC

by its sole member,
LandBank Properties, L.L.C.

By:
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

GREAT SOUTHWEST PARKWAY

VENTURE, LLC
by its sole member,
LandBank Properties, L.L.C.

By:
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

LANDBANK PROPERTIES, L.L.C.
SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.
THE LANDBANK GROUP, INC.

By:
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

BENICIA NORTH GATEWAY II, L.L.C.
CHIMENTO WETLANDS, L.L.C.
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND

SERVICES, L.L.C.

NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
SHAW ALASKA, INC.
SHAW AMERICAS, LLC
SHAW CALIFORNIA, L.L.C.
SHAW CMS, INC.
SHAW COASTAL, INC.
SHAW REMEDIATION SERVICES, L.L.C.
SHAW TRANSMISSION AND DISTRIBUTION

SERVICES INC.

By:
T.A. Barfield, Jr.
President

SELS ADMINISTRATIVE SERVICES, L.L.C.

By:
James R. Redwine
Manager

LENDERS:

BNP PARIBAS,
as Agent and as a Lender

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON,

CAYMAN ISLANDS BRANCH,
as a Lender

By:
Name:
Title:

HARRIS TRUST AND SAVINGS BANK,
as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

UNION PLANTERS BANK, N.A.
as a Lender

By:
Name:
Title:

UBS AG, CAYMAN ISLANDS BRANCH
as a Lender

By:
Name:
Title:

By:
Name:
Title:

SOUTHWEST BANK OF TEXAS, N.A.
as a Lender

By:
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender

By:
Name:
Title:

REGIONS BANK,
as a Lender

By:
Name:
Title:

PACIFICA CDO III, LTD., as a Lender

By:	Alcentra Inc. as its Investment Manager

By:

Name:

Title: